Exhibit 16.1

                        Tullius Taylor Sartain & Sartain LLP

                                 January 18, 2006


Securities and Exchange Commission
Washington, D.C.  20549

Commissioners:

We have read ADDvantage Technologies Group, Inc.s statements included under
Item 4.01 of its Form 8-K for January 17, 2006, and we agree with such statements concerning our Firm.


/s/ Tullius Taylor Sartain & Sartain LLP
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TULLIUS TAYLOR SARTAIN & SARTAIN LLP